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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

                                 August 21, 2002
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)

            Delaware                     001-12068               38-2513957
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                             Identification No.)

                  47659 Halyard Drive, Plymouth, Michigan 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.

          (c) Exhibits

          Exhibit 99.1 Metaldyne Corporation Press Release Dated August 21,
          2002.

Item 9.  Regulation FD Disclosure.

          On August 21, 2002, Metaldyne Corporation, closed its tender offer for $78.2 million aggregate principal amount of its outstanding 4 1/2% Convertible Subordinated Debentures due 2003. As a result of Metaldyne's November 2000 "going private" transaction, the Debentures ceased to be convertible into Metaldyne common stock. A press release with respect thereto is attached hereto as Exhibit 99.1.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  August 21, 2002

                                    METALDYNE CORPORATION


                                    By:    /s/ William M. Lowe, Jr.
                                           -------------------------------------
                                           Name: William M. Lowe, Jr.
                                           Title: Executive Vice President
                                                   and Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.

99.1     Metaldyne Corporation Press Release dated August 21, 2002.